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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


Date of Report:  March 6, 2002
------------------------------
(Date of earliest event reported)


              Credit Suisse First Boston Mortgage Securities Corp.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



             Delaware                333-53012-07              13-3320910
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   (State or Other Jurisdiction       (Commission           (I.R.S. Employer
         of Incorporation)           File Number)          Identification No.)



                11 Madison Avenue, New York, New York 10010-3629
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                      Address of Principal Executive Office



       Registrant's telephone number, including area code: (212) 325-6736


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ITEM 5.       OTHER EVENTS.

                  Attached as Exhibit 99.1 to this Current Report is a collateral term sheet (the "Collateral Term Sheet") in respect of the Registrant's Commercial Mortgage Pass-Through Certificates, Series 2002-CKP1 (the "Certificates"). The Certificates are being offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which has been filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the "Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-53012) (the "Registration Statement"). The Registrant hereby incorporates the Collateral Term Sheet by reference in the Registration Statement.

                  Any statement or information contained in the Collateral Term Sheet shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

         Exhibit No.                               Description
      -------------------                -------------------------------
             99.1                             Collateral Term Sheet



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                  Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                      CREDIT SUISSE FIRST BOSTON
                                       MORTGAGE SECURITIES CORP.


                                      By: /s/ Jeffrey Altabef
                                         --------------------------------------
                                         Name: Jeffrey Altabef
                                         Title: Vice President

Date:  March 6, 2002


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                                  EXHIBIT INDEX
                                  -------------



   Exhibit No.                Description           Paper (P) or Electronic (E)
-----------------  ------------------------------  -----------------------------
      99.1               Collateral Term Sheet                   E